Exhibit 99.2 Second Quarter 2023 Financial Review and Analysis (preliminary, unaudited) July 25, 2023 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations; (ii) the cost and availability of raw materials; (iii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to China and those related to the Russian invasion of Ukraine; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; collection of receivables from customers; and our environmental, social and governance practices ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Form 10-K, ﬁled with the Securities and Exchange Commission on February 22, 2023, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or the ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-9 to news release dated July 25, 2023). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation and the reclassiﬁcation of sales between segments, and, where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year, and currency adjustment for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense; and other non-operating expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Adjusted free cash ﬂow (adjusted FCF) refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Adjusted free cash ﬂow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that adjusted free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. • Adjusted free cash ﬂow conversion refers to adjusted free cash ﬂow divided by net income. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 3

Q2 adj. EPS up sequentially, modestly below expectations; expect further improvement in Q3 Label Materials continues to ramp sequentially ● Pace of volume improvement less steep than anticipated, particularly in June ● Margins remained strong; continues to improve sequentially Apparel Solutions volume slowed in Q2; retailer and brand sentiment remains muted Adoption of Intelligent Labels in new categories accelerating ● Expect overall IL growth of ~20% in 2023; modestly lower outlook due to apparel ● Expect 20%+ growth in coming years as apparel rebounds and new categories adopt Expect Q3 to improve ~20 cents sequentially (comparable to Q2 sequential improvement) ● Label volume continues to ramp as impact of inventory destocking moderates ● Implementing incremental structural cost reduction actions Anticipate $10+ adj. EPS run-rate will be delayed a couple quarters July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 4

Second quarter 2023 review Reported EPS of $1.24 ● Increased accrual for legacy legal matter; preparing for appeal Adj. EPS (non-GAAP) of $1.92, up 13% sequentially Net sales of $2.1 bil. ● Sales change ex. currency (non-GAAP) down 9.6% ● Organic sales change (non-GAAP) down 10.4% Reported operating income of $166 mil. ● Adj. EBITDA (non-GAAP) of $308 mil., up 10% sequentially YTD adj. free cash ﬂow (non-GAAP) of $64 mil. Maintaining strong balance sheet; deploying capital in disciplined manner July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 5

U.S. Consumer Sentiment U.S. Business Sentiment (Mfg. PMI) Avg. AVY Label Volume (NA + Europe) Source: University of Michigan Source: Institute for Supply Management Apparel Imports (US + Europe) U.S. Apparel Inventory to Sales Ratio ● Economic indicators conﬂicting ● Business and consumer sentiment relatively low ● Label volume continues to improve as destocking wanes ● Revised public data shows higher apparel inventory ● Apparel imports starting to rebound July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 6 Source: Otexa and Eurostat Source: U.S. Census Bureau

Intelligent Labels


~20%
~20%
Org. Sales
$0.25B
$0.8B
2017
2018
2019
2020
2021
2022
2023
Non-Apparel
Apparel


Non-Apparel Categories
22 Avg.
Q1 23
Q2 23
Q3 23
Q4 23
General Retail Expansion
Logistics/Food
Other Non-apparel

- Expect IL growth of ~20% in 2023
- Q2 2023 organic sales roughly flat; non-apparel up ~50%, offset by decline in apparel
- Non-apparel programs to further accelerate in H2, particularly in logistics and food
- As apparel rebounds, continue to expect 20%+ growth in coming years

July 25, 2023 Preliminary & unaudited, Q2 2023 financial review and analysis
AVERY DENNISON 7

Quarterly sales trend analysis 2Q22 3Q22 4Q22 1Q23 2Q23 Reported Sales Change 11.7% 11.8% (7.2%) (12.1%) (10.9%) (1) Organic Sales Change 11.3% 15.5% (0.9%) (9.2%) (10.4%) Acquisitions/Divestitures 5.4% 3.5% 0.1% 0.2% 0.8% (1),(2) Sales Change Ex. Currency 16.7% 19.0% (0.8%) (9.1%) (9.6%) Currency Translation (5.0%) (7.2%) (6.4%) (3.1%) (1.3%) (2) Reported Sales Change 11.7% 11.8% (7.2%) (12.1%) (10.9%) (1) Non-GAAP (2) Totals may not sum due to rounding July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 8

Quarterly sales trend analysis (cont.) Organic Sales Change 2Q22 3Q22 4Q22 1Q23 2Q23 Materials Group 14% 19% 2% (9%) (12%) Solutions Group 5% 7% (8%) (9%) (7%) Total Company 11% 16% (1%) (9%) (10%) Total Company 17% 19% (1%) (9%) (10%) Sales Change Ex. Currency July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 9

Sales change and operating margin comparison Q2 Sales Change Reported Ex. Currency Organic Materials Group (12.6%) (11.6%) (11.6%) Solutions Group (6.5%) (4.4%) (7.2%) Total Company (10.9%) (9.6%) (10.4%) Reported Adj. EBITDA Margin Operating Margin (non-GAAP) 2Q23 2Q22 2Q23 2Q22 Materials Group 13.1% 14.6% 15.7% 16.7% Solutions Group (1.2%) 12.9% 15.8% 19.0% Total Company 7.9% 13.1% 14.7% 16.4% July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 10

Second Quarter 2023 Results AVY ‘22 Sales by Segment Materials Group Materials Group 72% Reported sales decreased 12.6% to $1.5 bil. Solutions Group Sales down 11.6% ex. currency and organically ● Label materials down mid-teens on organic basis ○ Lower volume driven primarily by inventory destocking ○ Volume was up sequentially, particularly in Europe, as the negative impact of destocking moderated Materials Group 2022 Sales by Product ● Graphics and Reﬂectives up high-single digits organically ● Performance Tapes and Medical down low-to-mid single digits High-Value Label Materials Categories organically Graphics & Reﬂectives 35% Performance Tapes & Medical Reported operating margin decreased 150 bps to 13.1% Other ● Strong adj. EBITDA margin of 15.7%, up sequentially 150 bps ● Adj. EBITDA margin decreased 100 bps compared to prior year, as Materials Group productivity and temporary cost-saving actions largely offset lower 2022 Sales by Geography volume/mix U.S. & Canada Emerging Western Europe Adj. EBITDA margin to improve sequentially Markets E. Europe & MENA 36% Asia Paciﬁc Latin America July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 11 11 End Market Product Category

Second Quarter 2023 Results AVY ‘22 Sales by Segment Solutions Group Materials Group 28% Reported sales decreased 6.5% to $615 mil. Solutions Group Sales down 4.4% ex. currency and 7.2% organically ● High-value categories up low-single digits organically ● Base solutions down high-teens organically; retailer and brand sentiment remains muted Solutions Group Reported operating margin decreased ~14 pts to (1.2%); 2022 Sales by Product increased accrual for legacy legal matter; preparing for appeal Base Solutions High-Value Categories ● Adj. EBITDA margin decreased 320 bps to 15.8% driven by lower Intelligent Labels volume and growth investments, partially offset by productivity 53% Vestcom and temporary cost-saving actions Ext. Embellishments Adj. EBITDA margin to improve sequentially Solutions Group 2022 Sales by Geography U.S. & Canada Europe Asia Paciﬁc Latin America July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 12 12 Est. End Market Product Category

EPS Guidance Q3 2023 Reported EPS $1.70 – $1.90 Add Back: Est. restructuring costs and other items ~$0.30 Adjusted EPS (non-GAAP) $2.00 – $2.20 ● Q3 2023 EPS to increase sequentially ○ Volumes ramping in labels and non-apparel IL ○ Year-over-year organic sales change comparable to H1 ○ Implementing incremental structural cost reduction actions ● Expect further sequential improvement in Q4 Additional full-year considerations ● Incremental savings of ~$65 mil. from restructuring actions, net (previously ~$50 mil.) ● Fixed and IT capital spend of ~$325 mil. (previously ~$350 mil.) ● Currency translation headwind to FY operating income of ~$15 mil. at recent rates ● Tax rate in mid-20% range July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 13

Appendix July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 14

Broad exposure to diverse end markets

Sales by End Market Category[1]


Staples ~60%
Food
Industrial/ Durable
HPC
Total Staples ~80%
Apparel
Beverage
Pharma
Oth. Non-Durable
Logistics
Healthcare
Discretionary Staples ~20%

Sales by Geographic End Market[1]


Other[2]
LATAM
S. Asia
China
E. Europe & MENA
U.S. ~40%
Western Europe ~30%

(1) FY22 sales
(2) Includes Australia, Canada, Japan, New Zealand, and South Africa

July 25, 2023 Preliminary & unaudited, Q2 2023 financial review and analysis
AVERY DENNISON 15

July 25, 2023 Preliminary & unaudited, Q2 2023 ﬁnancial review and analysis 16 © 2023 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of ® their respective owners. Fortune 500 is a trademark of Time, Inc. Branding and other information on any samples depicted is ﬁctitious. Any resemblance to actual names is purely coincidental.